T. Rowe Price Large-Cap Value Fund

Supplement to Prospectus and Summary Prospectus dated March 1, 2025

In the Summary Prospectus and Section 1 of the Prospectus, the disclosure under “Management” is supplemented as follows:

Effective April 1, 2026, Melanie Rizzo will join John D. Linehan and Gabriel Solomon as a co-portfolio manager of the fund and a cochair of the fund’s Investment Advisory Committee. Ms. Rizzo joined T. Rowe Price in 2004.

In Section 2 of the Prospectus, the disclosure under “Portfolio Management” is supplemented as follows:

Effective April 1, 2026, Melanie Rizzo will join John D. Linehan and Gabriel Solomon as a co-portfolio manager of the fund and a cochair of the fund’s Investment Advisory Committee. Ms. Rizzo joined the Firm in 2004, and her investment experience dates from 2006. During the past five years, she has served as an investment analyst and an associate portfolio manager in the Firm’s U.S. Equity Division.

The date of this supplement is February 2, 2026.

F1233-041 2/2/26